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                                                                    EXHIBIT 32.1

                              CAMBREX CORPORATION

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350 (a) and (b)), the undersigned hereby certifies as follows:

          1. James A. Mack is the President, Chairman of the Board and Chief Executive Officer of Cambrex Corporation.

          2. The Company's Form 10-K for the annual period ended December 31, 2003, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), and

          3. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ JAMES A. MACK
                                          --------------------------------------
                                                 James A. Mack, President
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated: March 15, 2004